CONDENSED INTERIM CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Unaudited) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Statement of Comprehensive Income [Abstract]
Net loss	$ (1,600)	$ (933)
Foreign currency translation adjustments	663	(791)
Total other comprehensive income (loss)	663	(791)
Total comprehensive loss	(937)	(1,724)
Total comprehensive loss attributable to:
Senstar shareholders	(937)	(1,724)
Total comprehensive loss	$ (937)	$ (1,724)